Exhibit 99.1

News Release

MMC NAMES BRIAN STORMS CHAIRMAN AND CEO OF MARSH INC.; MICHAEL CAULFIELD APPOINTED PRESIDENT OF MERCER HUMAN RESOURCE CONSULTING

NEW YORK, NEW YORK, September 9, 2005-Michael G. Cherkasky, president and chief executive officer of Marsh & McLennan Companies, Inc. (MMC), announced today that Brian M. Storms has been named chairman and chief executive officer of Marsh Inc., its risk and insurance services subsidiary, and that E. Michael Caulfield has been appointed president of Mercer Human Resource Consulting. Both appointments are effective immediately.

Mr. Storms, who served most recently as president and chief executive officer of Mercer Human Resource Consulting, succeeds Mr. Cherkasky, who continues as president and chief executive officer of MMC. Mr. Caulfield, formerly chief operating officer of Mercer Human Resource Consulting, succeeds Mr. Storms as president of the firm.

Mr. Cherkasky said, "With Marsh making progress in its recovery, it is time for me to dedicate my full attention to refining and implementing MMC's overall growth strategy and to creating value for MMC's clients and shareholders by bringing together our full portfolio of capabilities to serve our clients' complex, global needs.

"In the relatively short time Brian Storms has been with MMC, he has demonstrated decisive, effective leadership and an ability to implement positive change. He is a highly regarded executive with a long track record of managing and delivering bottom-line performance in financial services businesses. Brian will work closely with Marsh President William Malloy, who has 25 years of experience in the insurance industry on both the underwriting and insurance broking sides. Brian and Bill, along with the rest of the firm's seasoned senior management team, will build upon Marsh's leadership in the risk and insurance services market to drive profitable growth."

Mr. Storms said, "As I turn over the global leadership of Mercer Human Resource Consulting to Michael Caulfield, the firm is strongly positioned and on strategic course. Mercer has exceptional leaders, a highly talented group of professionals, and unrivalled expertise across the HR consulting and solutions domain. I am confident that Mercer will continue to execute on its growth strategy and enhance its position as an industry leader and the trusted advisor and solutions provider of choice for its clients' needs."

Mr. Storms, 50, has extensive experience in business development, client relations, marketing, operations, product development, and international management in the financial services industry. Before joining MMC as vice chairman of Mercer Human Resource Consulting in August 2004, Mr. Storms served as president and chief executive officer of UBS Global Asset Management, Americas. He has spent more than 25 years in a variety of management roles in the financial services industry, both in the United States and overseas.

As chief operating officer of Mercer Human Resource Consulting, Mr. Caulfield, 58, was responsible for coordinating and globalizing core operating processes and for compliance, finance, human resources, information technology, and legal functions. Mr. Caulfield has more than 30 years' experience in financial services, including having served as executive vice president, Finance Management, of the Prudential Insurance Company of America and chief executive officer of Prudential Investments and as a member of the Board of Directors of UnumProvident Corporation. In these roles, Mr. Caulfield successfully guided major organizations through periods of significant market change, focused resources on emerging client needs, and enhanced revenue and profit growth by broadening and deepening customer relationships and developing new markets.

MMC is a global professional services firm with annual revenues exceeding $12 billion. It is the parent company of Marsh, the world's leading risk and insurance services firm; Guy Carpenter, the world's leading risk and reinsurance specialist; Kroll, the world's leading risk consulting company; Mercer, a major global provider of human resource and specialty consulting services; and Putnam Investments, one of the largest investment management companies in the United States. Approximately 60,000 employees provide analysis, advice, and transactional capabilities to clients in over 100 countries. Its stock (ticker symbol: MMC) is listed on the New York, Chicago, Pacific, and London stock exchanges. MMC's website address is www.mmc.com.

Marsh & McLennan Companies, Inc. and its subsidiaries ("MMC") and their representatives may from time to time make verbal or written statements (including certain statements contained in this press release and MMC filings with the Securities and Exchange Commission and in our reports to stockholders) relating to future results, which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements may include, without limitation, discussions concerning the matters raised in the complaint filed by the New York Attorney General's Office stating a claim for, among other things, fraud and violations of New York State antitrust and securities laws, the complaint filed by the Connecticut Attorney General and numerous other investigations being conducted by other state attorneys general and state superintendents or commissioners of insurance, elimination of market services agreements ("MSA"), the new business model of Marsh Inc., the adverse consequences arising from market-timing issues at Putnam, including fines and restitution, revenues, expenses, earnings and cash flow, capital structure, existing credit facilities, and access to public capital markets including commercial paper markets, pension funding, market and industry conditions, premium rates, financial markets, interest rates, foreign exchange rates, claims, lawsuits and other contingencies, and matters relating to MMC's operations and income taxes.

Such forward-looking statements are based on management's expectations concerning current and future events impacting MMC. Forward-looking statements by their very nature involve risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by forward-looking statements that we make include

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the impact of litigation and regulatory proceedings brought by the New York Attorney General’s Office, the Connecticut Attorney General’s Office and other federal and state regulators and law enforcement authorities concerning insurance and reinsurance brokerage operations;

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the impact of class actions, derivative actions and individual suits brought by policyholders and shareholders (including MMC employees) asserting various claims, including claims under U.S. securities laws, ERISA, RICO, unfair business practices and other common law or statutory claims;

•	loss of producers or key managers;
•	inability to negotiate satisfactory compensation arrangements with insurance carriers or clients;
•	inability to reduce expenses to the extent necessary to achieve desired levels of profitability;
•	inability to collect previously accrued MSA revenue;
•	changes in competitive conditions;

•	changes in the availability of and the market conditions and the premiums insurance carriers charge for insurance products;
•	mergers between client organizations;
•	insurance or reinsurance company insolvencies;
•	the impact of litigation and other regulatory matters stemming from market-timing issues at Putnam;
•	changes in worldwide and national equity and fixed income markets;
•	actual and relative investment performance of the Putnam mutual funds;
•	the level of sales and redemptions of Putnam mutual fund shares;
•	Putnam’s ability to maintain investment management and administrative fees at current levels;
•	the ability of MMC to successfully access the public capital markets to meet long term financing needs;
•	the continued strength of MMC’s relationships with its employees and clients;
•	the ability to successfully integrate acquired businesses and realize expected synergies;
•	changes in general worldwide and national economic conditions;
•	the impact of terrorist attacks;
•	changes in the value of investments made in individual companies and investment funds;
•	fluctuations in foreign currencies;
•	actions of regulators and law enforcement authorities;
•	changes in interest rates or the inability to access financial markets;
•	adverse developments relating to claims, lawsuits and contingencies;
•	prospective and retrospective changes in the tax or accounting treatment of MMC's operations; and
•	the impact of other legislation and regulation in the jurisdictions in which MMC operates.

Forward-looking statements speak only as of the date on which they are made, and MMC undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events.

MMC and its operating companies use their websites to convey meaningful information about their businesses, including the anticipated release of quarterly financial results and the posting of updates of assets under management at Putnam. Monthly updates of total assets under management at Putnam will be posted to the MMC website the first business day following the end of each month. Putnam posts mutual fund and performance data to its website regularly. Assets for most Putnam retail mutual funds are posted approximately two weeks after each month-end. Mutual fund net asset value (NAV) is posted daily. Historical performance and Lipper rankings are also provided. Investors can link to MMC and its operating company websites through www.mmc.com.